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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement.

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                    CARACO PHARMACEUTICAL LABORATORIES, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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Payment of Filing Fee (check the appropriate box):

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2003

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                                                                  APRIL 30, 2003


Dear Shareholder,


         We invite you to attend our 2003 Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Saving Time, on June 3, 2003 at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan.


         The annual report, which is enclosed, summarizes Caraco's major developments during 2002 and includes the 2002 financials.

         Whether or not you plan to attend the Meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.


                                   Sincerely,



                                   Narendra N. Borkar
                                   Chief Executive Officer

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 3, 2003




Date:    June 3, 2003

Time:    10:00 a.m., Eastern Daylight Saving Time
Place:   The Hotel St. Regis
         Detroit, Michigan 48202

We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

1. Elect three directors for three-year terms expiring in 2006 and upon the election and qualification of their successors.

2. Approval of amendment to Amended and Restated Articles of Incorporation increasing the number of common shares to 50 million and of preferred shares to 15 million.

3. Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Meeting.


The record date for the Meeting is April 25, 2003 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the Annual Meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.


A proxy statement, proxy card and an annual report are enclosed with this Notice. Whether or not you plan to attend the Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

A list of shareholders who can vote at the Annual Meeting will be available for inspection by shareholders at the Meeting and for ten days prior to the Meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.


                             By Order of the Board of Directors,




                             Narendra N. Borkar
                             Chief Executive Officer

                                                                  April 30, 2003

                                TABLE OF CONTENTS



QUESTIONS AND ANSWERS.............................................................................................1

PROPOSAL ON WHICH YOU ARE VOTING..................................................................................4

NOMINEES FOR DIRECTORS' TERMS EXPIRING 2006.......................................................................4

INCUMBENT DIRECTORS' TERMS EXPIRING 2004..........................................................................5

INCUMBENT DIRECTORS' TERMS EXPIRING 2005..........................................................................6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...................................................................8

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS....................................................................9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................11

TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL HOLDERS OF CARACO...........................11

EXECUTIVE OFFICERS...............................................................................................13

COMPENSATION OF EXECUTIVE OFFICERS...............................................................................13

RELATIONSHIP WITH INDEPENDENT AUDITORS...........................................................................16

PROPOSAL 2 - AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON
  AND PREFERRED SHARES...........................................................................................

AUDIT COMMITTEE CHARTER..........................................................................................APPENDIX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION...................................APPENDIX B

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                              2003 PROXY STATEMENT

                              QUESTIONS AND ANSWERS

1. Q: What is a proxy?

   A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco's Board of Directors is soliciting this proxy. You may also abstain from voting.

2. Q: What is a proxy statement?


   A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card. Caraco's proxy statement, together with its enclosed proxy card, was first mailed to shareholders on or about May 5, 2003.


3. Q: Who can vote?


   A: Only holders of Caraco's common stock at the close of business on April
      25, 2003, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the Meeting.


4. Q: What will I vote on at the Meeting?

   A: At the Annual Meeting, shareholders will vote to:

      1. elect three directors for three-year terms expiring in 2006 and upon the election and qualification of their successors;

      2. approval of amendment to Amended and Restated Articles of Incorporation increasing the number of common shares to 50 million and of preferred shares to 15 million (the "Amendment");

      3. transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Meeting.

5. Q: How does the Board of Directors recommend I vote on the proposal?

   A: The Board of Directors recommends a vote "FOR" all of the nominees listed in Proposal 1 and "FOR" the amendment to the Amended and Restated Articles of Incorporation.

6. Q: How can I vote?

   A: You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the Annual Meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

      1. giving written notice of revocation to the Chief Executive Officer of Caraco at 1150 Elijah McCoy Drive, Detroit, MI 48202;

      2. submitting another proxy that is properly signed and later dated;

      3. voting in person at the Meeting (but only if the shares are registered in Caraco's records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party);

7. Q: Is my vote confidential?

   A: Yes, your vote is confidential. Only the inspector of election and certain employees associated with processing proxy cards and counting the vote have access to your vote.

8. Q: What is a quorum?

   A: There were 23,762,532 shares of Caraco's common stock outstanding on the Record Date. A majority of the outstanding shares, or 11,881,266 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. A quorum must exist to conduct business at the Annual Meeting.

9. Q: How does voting work?

   A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding broker non-votes, present in person or represented by proxy. The Amendment must receive the favorable vote of a majority of the outstanding shares entitled to vote, present either in person or represented by proxy. Accordingly, shares which are not voted, broker non-votes and abstentions have the effect of a vote against the Amendment.

      Caraco will vote properly executed proxies it receives prior to the Meeting in the way you direct. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY INSTRUCTIONS, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS AND "FOR" THE AMENDMENT. No other matters are currently scheduled to be presented at the Meeting. If any matter or matters are properly brought before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxy card as they determine.

10. Q: Who pays for the costs of the Meeting?

    A: Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco's common stock.

11. Q: When are shareholder proposals for the 2004 Annual Meeting due?

    A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Chief Executive Officer, Caraco Pharmaceutical Laboratories, 1150 Elijah McCoy Drive, Detroit, Michigan 48202, before December 30, 2003.

       Additionally, under Caraco's bylaws, shareholders of Caraco must provide advance notice to Caraco if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Caraco's shareholders. The shareholder must deliver this notice for next year's annual meeting before December 30, 2003.

                       PROPOSAL 1 - ELECTION OF DIRECTORS:

ELECTION OF BOARD OF DIRECTORS

Caraco's Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on three candidate directors. Based on the recommendation of the Board of Directors, the following individuals, each of whom is a current director, are recommended for re-election: Dilip S. Shanghvi, Jitendra N. Doshi and Jay F. Joliat. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominee recommended by the Board of Directors. If the Board of Directors does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

Caraco's Board of Directors recommends a vote "FOR" these nominees.


                   NOMINEES FOR DIRECTORS' TERMS EXPIRING 2006


                                                   Principal Occupation and Business
                                                    Experience During Past 5 Years                      Director
         Nominees            Age                        and other Directorships                           Since
         --------            ---             --------------------------------------------               --------


Dilip S. Shanghvi             47    Mr. Shanghvi has served as Chairman of the Board of Directors of      1997
                                    Caraco since 1997. Mr. Shanghvi is the founder of Sun
                                    Pharmaceutical Industries Ltd., its Managing Director since its inception in 1993, responsible for marketing, research and development and human resource development, and its Chairman since 1999. Mr. Valia is Mr. Shanghvi's brother-in-law.

Jitendra N. Doshi             52    Mr. Doshi has been the Chief Operating Officer of Caraco since        2001
                                    June 2001 and the Chief Financial Officer since November 2002.
                                    Mr. Doshi commenced employment with Caraco as its Senior Vice
                                    President - Commercial in April 2001. From September 1999 to
                                    April 2001, Mr. Doshi was employed by Sun Pharmaceutical
                                    Industries Ltd. as General Manager - Operations. From 1991 to
                                    1999, Mr. Doshi was Managing Director of Aqua Bearing Ltd., an
                                    auto parts manufacturer organized under the laws of the
                                    Commonwealth of India. (See "Transactions of Directors, Executive
                                    Officers and Certain Beneficial Holders of Caraco.")

Jay F. Joliat                 46    Mr. Joliat has served as President, Chief Executive Officer and        1995
                                    Chairman of the Board of Directors of Joliat & Company, a private investment company involved in general securities management, venture capital, real estate and business consulting. Mr. Joliat is also Chairman of the Board, Chief Executive Officer and
                                    Treasurer of a 14-unit restaurant operation called Sign of the
                                    Beefcarver Restaurants, Inc. (See "Transactions of Directors,
                                    Executive Officers and Certain Beneficial Holders of Caraco.")

                    INCUMBENT DIRECTORS' TERMS EXPIRING 2004


                                                   Principal Occupation and Business
                                                    Experience During Past 5 Years                      Director
         Directors           Age                        and other Directorships                           Since
         ---------           ---                ---------------------------------------                 --------

Narendra N. Borkar            62    Mr. Borkar has served as Chief Executive Officer of Caraco            1997
                                    (since August 1997). Mr. Borkar has been a director of Sun
                                    Pharmaceutical Industries Ltd. since 1997. From 1992 until 1997,
                                    Mr. Borkar was the head of the pharmaceutical business in India of Ciba Geigy, now Novartis, a Swiss corporation, responsible for the overall performance of the business unit including marketing, finance, technical, medical and development.

Phyllis Harrison-Ross         66    Dr. Harrison-Ross, a physician, has served more than 35 years in      1996
                                    the community mental health profession. Dr. Harrison-Ross
                                    presents a remarkably diverse career as a hospital administrator, researcher, academician, public health consultant, forensic psychiatrist and public educator. Dr. Harrison-Ross trained as an adult and child psychiatrist as well as a pediatrician, and continues to lend her administrative and clinical talents to service the diverse, hard-to-reach and underserved population of
                                    New York in her private practice of Behavioral Medicine and
                                    Telepsychiatry.

Sudhir Valia                  46    Mr. Valia has worked for Sun Pharmaceutical Industries Ltd. as a      1997
                                    full time director responsible for finance, commercial,
                                    operations, projects and quality control. Mr. Valia is a
                                    qualified chartered accountant in India. Prior to December 1993,
                                    Mr. Valia was a chartered accountant in private practice. Mr.
                                    Shanghvi is Mr. Valia's brother-in-law.


                    INCUMBENT DIRECTORS' TERMS EXPIRING 2005

                                                   Principal Occupation and Business
                                                    Experience During Past 5 Years                      Director
         Directors           Age                        and other Directorships                           Since
         ---------           ---                ---------------------------------------                 --------

Sailesh T. Desai              48    Mr. Desai has served as a full time director of Sun                   2000
                                    Pharmaceutical Industries Ltd., since 1999, responsible for domestic marketing of pharmaceutical formulations. From 1994 to
                                    1998, Mr. Desai was the principal shareholder and Managing
                                    Director of Milmet Laboratories Pvt. Ltd., a manufacturer and marketer of ophthalmic solutions which was organized under the laws of the Commonwealth of India and merged into Sun
                                    Pharmaceutical Industries Ltd. in 1998.

David A. Hagelstein           61    Mr. Hagelstein has been engaged in the management of his              1995
                                    personal real estate and business investments for the past thirty years. Mr. Hagelstein is a consultant to several companies in the pharmaceutical and medical fields. (See "Transactions of
                                    Directors, Executive Officers and Certain Beneficial Holders of
                                    Caraco.")

Committees and Meetings of Directors


The Board of Directors, which met 8 times in 2002, has four standing Committees, as set forth in the following chart.



CURRENT MEMBERSHIP ROSTER


             NAME                  EXECUTIVE         COMPENSATION             AUDIT                 FINANCE
Narendra N. Borkar                     *                                                               X
Jitendra N. Doshi                      X                                                               *
David A. Hagelstein                    X                  *                     X
Phyllis Harrison-Ross                                                           X
Jay F. Joliat                          X                  X                     *                      *
Dilip Shanghvi                         X                  X
Sudhir Valia                                                                                           X

---------------

*Chairman

EXECUTIVE COMMITTEE. This Committee held two meetings in 2002. It exercises, in the intervals between the meetings of the Board of Directors, the powers of the Board of Directors, subject to the Michigan Business Corporation Act, as it relates to the management of the business and affairs of Caraco. The Executive Committee members receive a monthly report from management and is in continual contact with management.

COMPENSATION COMMITTEE. This Committee held two meetings in 2002. It makes recommendations to the Board of Directors relating to the overall compensation arrangements for officers and staff of Caraco. It also interprets Caraco's 1993 Stock Option Plan, as amended, which expired on December 31, 2002 and the 1999 Equity Participation Plan, and such other executive and employee stock options as may, from time to time, be designated by the Board of Directors. In doing so, it has the authority to designate officers, directors or key employees eligible to participate, to prescribe the terms of any award of stock options, and to make all other determinations in administering Caraco's Plans.

AUDIT COMMITTEE. This Committee held one meeting in 2002. It recommends to the Board of Directors a firm of certified public accountants to conduct audits of the accounts and affairs of Caraco, reviews with the independent accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, and considers the range of audit and non-audit fees. (See "Report of the Audit Committee").

FINANCE COMMITTEE. This Committee did not meet in 2002. Its purpose is to review Caraco's financial structure, and make recommendations to the Board of Directors on financial, short and long term investments and business planning matters.

Report of the Audit Committee

In accordance with its written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement, the Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Caraco. Each Audit Committee member is "independent," as defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Listing Standards.

The Committee received from the independent auditors and reviewed a statement describing all relationships between the auditors and Caraco that might bear on the auditors' independence, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Committee reviewed and discussed the audited financial statements of Caraco as of and for the year ended December 31, 2002, with management and the independent auditors.

The Audit Committee members are not auditors. They do not duplicate or certify the activities of the independent auditors or management. Although they engage in the procedures described above relating to the independence of the independent auditors, they cannot certify that the auditors are "independent" within the meaning of the applicable rules. Accordingly, the Audit Committee cannot assure that the audit of Caraco's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Caraco's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                     THE AUDIT COMMITTEE

                                                     Jay F. Joliat (Chairman)
                                                     David A. Hagelstein
                                                     Phyllis Harrison-Ross

Compensation of Directors

Directors who are employees of Caraco or who are directors and/or employees of Sun Pharmaceutical Industries Ltd. and its affiliates do not receive additional compensation for their service on the Board of Directors and its Committees. Each non-employee director of Caraco receives 1000 shares of common stock of Caraco for each Board of Directors or Committee meeting in which he or she participates. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. In addition, non-employee directors may also be awarded options for their service on the Board of Directors. During 2002, Mr. Hagelstein, Ms. Harrison-Ross and Mr. Joliat were issued 14,000, 8,000 and 14,000 shares of common stock of Caraco, respectively for their service on the Board of Directors and its Committees.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco's common stock. The following table provides the required information, as of April 25, 2003, about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owner of more than 5% of Caraco's common stock. Caraco relied solely on information furnished by its transfer agent, Schedule 13Ds and/or the beneficial owners listed, to provide this information.



         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF APRIL 25, 2003



Name and Address of                     Amount and Nature of                     Percent
Beneficial Owner                        Beneficial Ownership                     of Class

Joliat Enterprises, LLC                       2,229,168(1)                          9.4%
36801 Woodward Avenue
Suite 300
Birmingham, MI 48009

Sun Pharmaceutical Industries, Ltd.          11,737,323(2)                         49.4%
SPARC,
Akota Road, Akota
Vadodara, 390 020 India

Sun Pharma Global, Inc.                       3,354,657(2)                         14.1%
Akara Building, 24 DeCastro Street
Wickhams Clay 1 Road
Town Tartola, British Virgin Islands

C. Arnold Curry                               1,195,447(3)                          5.0%
TTEE C. Arnold Curry Living Trust
17815 Hamilton Road
Detroit, MI 48203


----------
(1) See footnotes 6 and 10 under "Security Ownership of Management and
    Directors."

(2) Sun Pharmaceutical Industries Limited directly owns 8,382,666 shares of common stock of Caraco and beneficially owns 3,354,657 shares registered in the name of Sun Pharma Global Inc. See footnotes 2 and 10 under "Security Ownership of Management and Directors."

(3) Excludes 430,000 shares of common stock owned by his wife, Cara J. Curry, as to which Mr. Curry disclaims beneficial ownership.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS


The following table contains information, as of April 25, 2003, about the number of shares of Caraco's common stock beneficially owned by incumbent directors, nominees and the executive officers named in the Summary Compensation Table presented in this Proxy Statement and by all incumbent directors, nominees and executive officers as a group. The number of shares of common stock beneficially owned by each individual includes shares of common stock which the individual can acquire by June 24, 2003, through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares of common stock listed in the table.


                                                                       Amount and Nature of         Percentage
                     Name of Beneficial Owner                          Beneficial Ownership          of Class

Narendra N. Borkar(8)                                                    330,100(1)(2)                  1.4%

Sailesh T. Desai(9)                                                            0(2)                       *

Jitendra N. Doshi(8)                                                      27,000(3)                       *

David A. Hagelstein(10)                                                2,068,649(4)                     8.5%

Phyllis Harrison-Ross                                                     12,600(5)                       *

Jay F. Joliat(10)                                                      3,341,434(6)                    13.5%

Robert Kurkiewicz(8)                                                      71,013(7)                       *

Dilip S. Shanghvi(9)(10)                                                       0(2)                       *

Sudhir Valia(9)                                                                0(2)                       *

All executive officers and directors as a group                        5,850,796(2)                    22.7%
(9 persons)


----------
*   Less than 1.0% of the outstanding shares

(1) Includes stock options that are currently exercisable to purchase 280,000 shares of common stock.

(2) Excludes 11,737,323 shares of common stock owned by Sun Pharmaceutical Industries Ltd. and its affiliates. (See footnote 1 under "Security Ownership of Certain Beneficial Owners" and "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco.") Messrs. Borkar, Desai, Shanghvi and Valia are directors of, and Mr. Shanghvi, together with his associate companies, is also the majority shareholder of, Sun Pharmaceutical Industries Ltd., and, therefore, may be deemed to share investment control over the shares of common stock held by Sun Pharmaceutical Industries Ltd. and its affiliates. Each of Messrs. Borkar, Desai, Shanghvi and Valia disclaims beneficial ownership of the shares of common stock owned by Sun Pharmaceutical Industries Ltd. and its affiliates.

(3) Includes stock options that are currently exercisable to purchase 25,000 shares of Common Stock. See "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco."

(4) The shares are held in trust (the "Hagelstein Trust"). Includes stock options that are currently exercisable to purchase 576,558 shares of common stock. Mr. Hagelstein's mailing address is 36801 Woodward Avenue, Suite 313, Birmingham, MI 48009. See "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco."

(5) Includes stock options that are currently exercisable to purchase 2.400 shares of common stock.

(6) Includes 2,229,168 shares owned by Joliat Enterprises, LLC, of which Mr. Joliat is managing partner. See "Security Ownership of Certain Beneficial Owners." Also, includes stock options that are currently exercisable to purchase 1,029,066 shares of common stock. Mr. Joliat's mailing address is 36801 Woodward Avenue, Suite 300, Birmingham, MI 48009. See "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco."

(7) Includes stock options that are currently exercisable to purchase 69,000 shares of common stock.

(8) The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

(9) The mailing address of Sun Pharmaceutical Industries Ltd., S. Desai, D. Shanghvi and S. Valia is Sun Pharmaceutical Industries Limited, SPARC, Akota Road, Akota, Vadodara - 390 020, India.

(10) Pursuant to a Voting Agreement dated August 1997, Joliat and the Hagelstein Trust have agreed not to dispose of their shares until August 2004 without giving Sun Pharmaceutical Industries Ltd. a right of first refusal on the sale of their respective shares to a third party or the right to purchase the shares at the prevailing market price if there is no third party, and until August 2004, not to sell their shares to any competitor, distributor or buyer or business associate of Caraco without the consent of Sun Pharmaceutical.

                      Equity Compensation Plan Information
                                    12-31-02

----------------------------- ------------------------- -------------------------- ------------------------------
       Plan category          Number of securities to       Weighted-average           Number of securities
                              be issued upon exercise       exercise price of         remaining available for
                              of outstanding options,     outstanding options,     future issuance under equity
                               warrants and rights        warrants and rights.          compensation plans
                                                                                       (excluding securities
                                                                                     reflected in column (a))
----------------------------- ------------------------- -------------------------- ------------------------------
                                        (a)                        (b)                          (c)
----------------------------- ------------------------- -------------------------- ------------------------------
 Equity compensation plans
approved by security holders          809,375                     $0.95                      2,453,000
----------------------------- ------------------------- -------------------------- ------------------------------
 Equity compensation plans
  not approved by security           2,106,824                    $2.09                         __
          holders
----------------------------- ------------------------- -------------------------- ------------------------------
           Total
----------------------------- ------------------------- -------------------------- ------------------------------


The equity compensation plans approved by security holders consist of the 1993 Stock Option Plan and the 1999 Equity Participation Plan. Options under these plans generally were granted as incentive stock options to employees (791,375) and as non-qualified stock options to directors (18,000). The 1993 Stock Option Plan terminated on December 31, 2002. Options granted under such plan, however, continue until their respective expiration dates. Caraco has also granted non-qualified stock options to David A. Hagelstein, a director of Caraco (574,158) and to Jay F. Joliat, a director of Caraco, and certain family members of Mr. Joliat (1,332,666). Mr. Hagelstein's options are all exercisable, are exercisable at exercise prices ranging from $0.88 to $1.56 and expire at various times over the next several years. Mr. Joliat's and his family members' options, are all exercisable, are exercisable at exercise prices ranging from $1.25 to $3.50 and expire at various times over the next several years. In addition, Caraco has granted two sign-up options (100,000 each) and a product option each exercisable at $3.50 per option to a pharmaceutical company who transferred the formula for a generic drug to Caraco which received FDA approval. The options may be exercised and payment made only from royalties. At December 31, 2002, royalties totaled $801,144, and were included in accrued expenses. Caraco is currently determining, however, whether the formula provided to it by such pharmaceutical company is different than the formula currently used. If the formula is different, Caraco would cease to accrue any royalties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco's directors, executive officers and persons who own more than ten percent of a registered class of Caraco's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. To Caraco's knowledge, based solely on a review of the copies of such reports furnished to Caraco, all directors, executive officers and persons who own more than ten percent of Caraco's equity securities complied with applicable Section 16(a) filing requirements, except as follows: Sun Pharma Global, Inc. filed a late report when it initially became a more than 10.0% owner of the outstanding shares; Sun Pharma Global, Inc. and Sun Pharmaceutical Industries Limited each filed a late report with respect to two transactions pursuant to which Sun Pharma Global, Inc. acquired shares of common stock in exchange for the delivery to Caraco of generic pharmaceutical products; and Mr. Hagelstein filed a late report in connection with shares acquired for services on the Board and Committees.

            TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN
                          BENEFICIAL HOLDERS OF CARACO

         The following discloses transactions during 2002 and 2001 and proposed transactions between Caraco and several of the incumbent directors, executive officers and security holders who beneficially hold in excess of five percent of our outstanding shares:

         During 2002 we issued to Sun Global 1,632,000 shares of our common stock in exchange for three ANDAs.

         During 2002 and 2001, we purchased approximately $2,422,000 and $1,138,000, respectively, of our raw materials from Sun Pharmaceutical. Management believes that the terms and conditions of its agreements to purchase such raw materials are fair and comparable to those, which could have been obtained from independent parties. We intend to continue to purchase raw materials from Sun Pharmaceutical in 2003.

         During 2002 and 2001, Caraco purchased approximately $310,000 and $260,000, respectively, of equipment from Sun Pharmaceutical. Management believes that the terms and conditions of its agreements to purchase such equipment are fair and comparable to those which could have been obtained from independent parties. We intend to continue to purchase equipment from Sun Pharmaceutical in 2003.

         During the first quarter of 2002, Sun Pharmaceutical loaned us $1,400,000 at an annual interest rate of 8%. During 2001, Sun Pharmaceutical lent us $2,450,000. Sun Pharmaceutical reduced the rate of interest on such loan from 10% to 8% per annum with an effective date of April 1, 2001. The loans are due and payable in October 2006.

         On November 21, 2002, we entered into a products agreement with Sun Global. In exchange for each new generic drug transferred to us by Sun Global which passes a bioequivalency test, we shall issue Sun Global 544,000 shares of a newly created preferred stock.

         In December 2001, the Board extended the exercise date to December 31, 2005 with respect to options for 224,158 and 65,000 shares of Caraco common stock previously granted to Messrs. Hagelstein and Joliat. The exercise prices of such options are $1.50 and $3.50, respectively. Mr. Joliat, however has declined such extension. During 2002, Mr. Joliat also converted 285,714 shares of Series A Preferred Stock for 285,714 shares of Caraco's common stock pursuant to the terms of the Series A Preferred Stock.

         On December 20, 2001, the Board of Directors granted to Jitendra N. Doshi a qualified stock option for 125,000 shares of Caraco's common stock at an exercise price of $1.25 per share. The options are exercisable at the rate of 20% per year commencing one year from the date of grant and may be exercised until December 20, 2007.

         On June 4, 2001, the Board of Directors granted to Robert Kurkiewicz a qualified stock option for 10,000 shares of Caraco's common stock at an exercise price of $0.80 per share. The options are exercisable at the rate of 20% per year commencing one year from the date of grant and may be exercised until June 4, 2007.

                               EXECUTIVE OFFICERS

The following table provides information about Caraco's executive officer who is not a director.

                                                                                                       Executive
                                                                                                        Officer
          Name                  Age                      Five-Year Business Experience                   Since

   Robert Kurkiewicz            52         Commenced employment with Caraco as its Vice President --     1993
                                           Quality Assurance in November 1993 and was promoted to
                                           Sr. Vice President - Technical, October 1998.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows, as to the Chief Executive Officer, and as to the two most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to Caraco during the last three fiscal years:

                                         Annual Compensation                                  Long Term Compensation
                                                                                       Awards                     Payouts
                                                                                             Securities
    Name and Principal                                     Other Annual      Restricted      Underlying        LTP      All Other
         Position             Year    Salary     Bonus     Compensation     Stock Awards       Options      Payments   Compensation
                                        ($)       ($)           ($)              ($)             (#)           ($)         ($)
Narendra N. Borkar            2002    128,385      0             0                0                0            0        9,960(1)
Chief Executive Officer       2001    120,000      0             0                0                0            0        9,960(1)
                              2000    120,000      0             0                0                0            0        9,960(1)

Jitendra N. Doshi             2002    109,769      0             0                0                0            0        4,560(3)
Chief Operating Officer       2001     71,817      0             0                0          125,000(2)         0        3,040

Robert Kurkiewicz             2002    127,492      0             0                0           10,000(4)         0        4,560(3)
Sr. Vice President            2001    122,400      0             0                0                0            0        4,560(3)
Technical                     2000    120,000      0             0                0                0            0        4,560(3)


(1) $5,400.00 was contributed to Mr. Borkar for his retirement account and $380.00 per month was given for car allowance.

(2)  A stock option of 125,000 was awarded to Mr. Doshi in December
2001. See "Certain Transactions of Directors, Executive Officers and Certain Beneficial Owners of Caraco".

(3)  $380.00 per month was given for car allowance.

(4) A stock option of 10,000 was awarded to Mr. Kurkiewicz in June 2001. See "Certain Transactions of Directors, Executive Officers and Certain Beneficial Owners of Caraco".

Option Grants in Last Fiscal Year

    No stock options were granted in 2002 to the named executive officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table sets forth information for the named executive officers with regard to the aggregate stock options exercised during the year ended December 31, 2002, and the stock options held as of December 31, 2002.


                                                         Number of Securities              Value of Unexercised
                          Shares         Value          Underlying Unexercised        In-the-Money Options at FY-End
                         Acquired       Realized         Options at FY-End (#)                   ($) (1)
        Name           on Exercise        ($)          Exercisable/Unexercisable        Exercisable/Unexercisable

Narendra N. Borkar          0              0                240,000/110,000                 $423,600/$181,900

Jitendra N. Doshi           0              0                25,000/100,000                  $ 35,500/$142,000

Robert Kurkiewicz           0              0                 54,000/21,000                  $ 100,980/$39,270

(2) The value is based on the difference between the exercise prices and the closing sale price of Caraco's common stock on December 31, 2002.

Employment Agreements

    Narendra N. Borkar, the Chief Executive Officer of Caraco, entered into an employment agreement dated September 22, 1998. The employment agreement provides Mr. Borkar with a salary at the rate of $120,000 annually, a cash bonus in an amount up to 25% of the base salary contingent upon achievement of corporate objectives, a stock bonus of 50,000 shares of Caraco common stock, a stock option of 150,000 shares, at an exercise price of $.66 per share and a car allowance of $380.00 per month. The option expires on September 22, 2004 and vests over a five-year period. On June 10, 2002, Mr. Borkar's salary was increased to $156,000 annually.

    The employment agreement is for a term of five years, however, the agreement automatically renews for successive one year periods unless terminated by Caraco or Mr. Borkar upon ninety (90) days notice. In the event Caraco terminates Mr. Borkar without cause, he will receive base salary payments, his bonus and premium payments for life and health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest. In the event of a change in control of ownership of Caraco and a significant change in Mr. Borkar's duties, then Mr. Borkar may terminate and receive a lump sum amount equal to his base salary for six (6) months. Mr. Borkar would also be entitled to immediate vesting of any stock option which would have been exercised at the close of the year during the change in control.

         Jitendra N. Doshi, the Chief Operating Officer of Caraco, entered into an employment agreement dated August 30, 2002. The employment agreement provides Mr. Doshi with a salary at the rate of $129,800 annually and a car allowance of $380.00 per month. The employment agreement is for a term of five (5) years, commencing on January 1, 2002 and ending on December 31, 2006. The Agreement automatically renews for successive one-year periods unless terminated by Caraco or Mr. Doshi upon ninety (90) days notice. In the event Caraco terminates Mr. Doshi without cause, he will receive base salary payments and his premium payments for health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest

         Robert Kurkiewicz, the Senior Vice President - Technical, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003 and which was further amended on August 30, 2002 to extend the term until December 31, 2007. The agreement, as amended, provides Mr. Kurkiewicz' with a salary of $129,800 per year and provides for a car allowance of $380.00 per month. The agreement provides that at the end of the term, it is renewable for successive one-year terms. In the event that Caraco terminates the agreement without cause, Mr. Kurkiewicz is entitled to receive monthly base salary payments and his premium payments for health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest.

Change in Control Arrangements

    Under our 1999 Equity Participation Plan, options granted under that plan will become fully exercisable following certain changes in control of our company, such as:

    o A person, other than Sun Pharmaceutical, becomes the owner of a majority of the outstanding shares of our company;

    o A public announcement is made of a tender or exchange offer by any person, other than Sun Pharmaceutical, for 50% or more of the outstanding shares of our company;

    o The shareholders of our company approve a merger or consolidation with any other corporation or entity, unless, following the merger, the shares outstanding immediately before the merger continue to represent a majority of the outstanding shares of the surviving entity immediately following the merger;

    o Where shareholders approve a plan of complete liquidation of our company or an agreement for the sale of disposition by the company of all or substantially all of the assets of our company; or

    o   Certain changes in the composition of our Board of Directors.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS


Rehmann Robson audited the financial statements of Caraco for the year ended December 31, 2002. The Board is in the process of evaluating Caraco's auditing requirements for 2003 and, accordingly, has not yet selected independent accountants to audit Caraco's financial statements for 2003. A representative of Rehmann Robson is expected to be present at the Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.


AUDIT FEES

Aggregate fees billed for professional services rendered for the audit of Caraco's annual consolidated financial statements for the fiscal year ended December 31, 2002 and the review of financial statements included in the quarterly Form 10-Qs filed with the Securities and Exchange Commission for that fiscal year were: $43,500.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

No professional services were rendered by Rehmann Robson for the year ended December 31, 2002, with respect to, directly or indirectly, operating or supervising the operations of Caraco's information systems or managing Caraco's local area network or designing or implementing hardware or software that aggregates source data underlying the financial statements or generates information that is significant to Caraco's financial statements taken as a whole.

ALL OTHER FEES

The aggregate fees billed for services rendered by Rehmann Robson PC for services not covered under the two preceding captions was $67,815. These fees were principally for tax related services, including preparation of corporate tax returns and property taxes for services related to Caraco's registration statement for the registration of common stock for sale under the Securities Act of 1933, as amended, and other corporate related services.

Caraco's Audit Committee has concluded that the provision of services covered under the caption "All Other Fees" is compatible with Rehmann Robson maintaining its independence. None of the hours expended on Rehmann Robson's engagement to audit the consolidated financial statements for the year ended December 31, 2002 were attributed to work performed by persons other than Rehmann Robson's full time permanent employees.



PROPOSAL 2 - AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON AND PREFERRED SHARES

On November 21, 2002, the Board of Directors unanimously approved a resolution, subject to shareholder approval, to amend Article III, Section 1 of Caraco's Amended and Restated Articles of Incorporation, as amended, by increasing the number of authorized common shares from 30,000,000 to 50,000,000 and by increasing the number of authorized preferred shares from

5,000,000 to 15,000,000. The affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote, present in person or represented by proxy, is required to adopt the proposed amendment.

The Board of Directors recommends a vote "FOR" the approval of the amendment, a copy of which is attached as Appendix B.

Caraco presently is authorized to issue 30,000,000 common shares, no par value. As of March 31, 2003, there were 23,762,532 common shares outstanding. There are 2,916,199 options outstanding under Caraco's option plans. An additional 2,453,000 options are reserved under Caraco's 1999 Equity Participation Plan. Caraco also has filed a pending registration statement with the Securities and Exchange Commission to register for sale 4,365,000 shares. Pursuant to its products agreement with Sun Pharma Global, Inc. (see below), Caraco may issue up to 13,600,000 preferred shares which are convertible into 13,600,000 common shares. Caraco presently is authorized to issue 5,000,000 preferred shares, no par value. At this date, no preferred shares are issued and outstanding.

As noted, on November 21, 2002, Caraco entered into a products agreement with Sun Pharma Global, Inc. pursuant to the approval of a committee of its non-employee independent directors. Under the agreement, Sun Pharma Global, Inc. has agreed to provide Caraco with 25 new generic drugs over a five-year period. In return for the technology transfer, Sun Pharma Global, Inc. will receive 544,000 shares of a newly created preferred stock for each generic drug transferred when such drug has passed its bioequivalency study. The terms and conditions of the newly created preferred stock were designated by the independent committee pursuant to a Certificate of Determination of Rights, Privileges and Preferences Series B Preferred Stock and filed with the State of Michigan. Among other things, the preferred shares are non-voting, do not receive dividends and are convertible into common shares after three years (or immediately upon a change in control) on a one-to-one basis. In addition, the Series B Preferred Shares have a liquidation preference, in an amount per share equal to the value of the Series B Preferred Shares on the respective dates on which they were earned, ahead of the holders of the common shares, to the assets and surplus funds, if any, of Caraco after the payment of all outstanding debt. The Series B Preferred Shares also prohibit Caraco from issuing any securities having a preference ahead of the Series B Preferred Shares without the consent of a majority of the outstanding shares of the Series B Preferred Shares.


The purpose of the amendment is to provide Caraco with sufficient common shares and preferred shares to fulfill its obligations under its option plans, registration statement, product agreement with Sun Pharma Global, Inc., and for other general corporate purposes. Other than as disclosed, Caraco has no other current plans, arrangements or understandings for the issuance of additional shares that would be authorized by this proposed amendment. If the amendment is approved, Caraco also will have greater flexibility in the future to issues shares in excess of those presently authorized, without the expense and delay of a special shareholders' meeting. No holder of common shares has any preemptive right with respect to the common shares. If the Board deems it in the best interests of Caraco and its shareholders to issue additional shares in the future, the Board will have the authority to determine the terms of the issuance and, generally, would not seek further authorization by vote of the shareholders unless authorization is required by applicable law or regulations.


Should the Board desire to issue additional common shares in the future, such issuance of additional shares could dilute the voting power of a person seeking control of Caraco, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by Caraco's Board. Caraco has no knowledge that any person intends to effect such a transaction

SHAREHOLDERS OF RECORD AS OF APRIL 25, 2003 ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 2002 ANNUAL REPORT TO THE SEC ON FORM 10-K. SHAREHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO JITENDRA
N. DOSHI, CHIEF OPERATING OFFICER, CARACO PHARMACEUTICAL LABORATORIES, LTD, 1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202.


                                                  Narendra N. Borkar
                                                  Chief Executive Officer

April 30, 2003

                                                                      APPENDIX A


                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                             AUDIT COMMITTEE CHARTER

PURPOSE AND COMPOSITION

         The charter details the composition, roles and responsibilities of the audit committee. The board of directors shall appoint three directors who are independent of the management of Caraco Pharmaceutical Laboratories, Ltd. (the "Company") and has no relationships that could interfere with its independence and execution of the committee's responsibilities. For purposes of determining independence, the Company shall use the definition of independence in Rule 4200(a) (14) of the NASD's listing standards. At least one member must have expertise in accounting or other aspects of financial management, and all members are expected to be financially literate or to gain such literacy after appointment. The committee shall review this charter annually and receive approval for its continued use (and any recommended amendments) from the board of directors. Management shall cause a copy of this charter to be filed as an appendix to the Company's Proxy Statement, not less than once every three years.

THE ROLE OF THE COMMITTEE

         The audit committee assists the board of directors in their oversight of the Company to protect the interests of current and potential shareholders, the investment industry, and others affected by the Company's operations in the areas of adequacy and accuracy of financial statements and the financial reporting process. In this role, the committee shall have complete access to all records, employees and facilities of the Company, along with the ability to retain outside counsel, accountants or other experts to assist it in the completion of its responsibilities, and the freedom to investigate any situation brought to its attention. The committee is expected to maintain clear communication with Company management, internal auditors, as applicable, and independent auditors.

DELINEATION OF RESPONSIBILITIES

    The committee shall take a flexible approach to the execution of its role to best reflect current circumstances and changing business conditions, and is expected to establish on the board's behalf the overall attitude of the Company as it pertains to financial reporting and risk management.

ONGOING PROCESSES

    In performing these responsibilities, the audit committee shall follow a number of prescribed guidelines, and may augment these when appropriate:

    o Independent auditors are accountable to the committee and the board in their roles as appointed representatives of the Company's shareholders. As such, the committee is expected to evaluate, and if necessary, recommend replacement of the independent auditors to the board and shareholders. The committee shall review the nature of this independence, and any written disclosures prepared by the auditors, with the auditors.

    o The committee shall discuss the plans and scope of audits, including staffing and compensation, with both internal auditors, as applicable, and independent auditors. The committee shall conduct separate meetings with both the internal auditors, as applicable, and independent auditors, both with and without members of the management team present. Finally, the committee shall receive and review reports from internal auditors, as applicable, and independent auditors concerning the effectiveness and adequacy of financial controls, accounting procedures and risk management.

    o Before the filing of the Company's quarterly Form 10-Q report, the committee, management and the independent auditors shall review the interim financial statements.

    o Before the filing of the Company's Annual Report on Form 10-K and Proxy Statement, the committee, management and the independent auditors shall review and discuss the financial statements. In addition:

        o the committee shall receive a report from the independent auditors concerning the matters required to be discussed by SAS 90 and SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented, and shall discuss with the independent accountant the matters contained in such report.

        o the committee shall receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as may be modified or supplemented, and shall discuss with the independent accountant the independent accountant's independence.

        o based on the review and discussions referred to in this item, the audit committee shall recommend to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (unless based on the audit committee's review, it concludes that such recommendation cannot be given).

        o with the assistance of counsel for the Company, the committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual Proxy Statement to be filed with the Securities and Exchange Commission.


    While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations governing the Company.

                                                                      APPENDIX B




    CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF
INCORPORATION





    Article III, Section 1 of the Amended and Restated Articles of Incorporation is hereby amended to read as follows:




1. The total authorized capital stock is:



Common Shares:            50,000,000



Preferred Shares          15,000,000

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.



           This Proxy is Solicited by the Board of Directors of Caraco
                        Pharmaceutical Laboratories, Ltd.


The undersigned hereby appoints Amit Shah and Robert Kurkiewicz, or either of them, each with power of substitution, as proxies, to represent the undersigned at the Annual Meeting of Shareholders ("Annual Meeting") of Caraco Pharmaceutical Laboratories, Ltd. ("Caraco") to be held at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan 48202 on Tuesday, June 3, 2003 at 10:00 a.m. Eastern Daylight Saving Time and at any adjournment(s) thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all matters coming before the Annual Meeting, including the business identified on this Proxy and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 30, 2003 ("2003 Proxy Statement").



This revocable Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED BY THE PROXIES "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN PROPOSAL 1 AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CARACO INCREASING THE NUMBER OF COMMON AND PREFERRED AUTHORIZED SHARES AS SET FORTH IN PROPOSAL 2, AND AS DISCLOSED IN MORE DETAIL IN THE 2003 PROXY STATEMENT. Discretionary authority is conferred by this Proxy with respect to certain matters as described in the 2003 Proxy Statement.


The undersigned acknowledges receipt of the 2003 Proxy Statement.



        PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                                ENCLOSED ENVELOPE


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


[X]  Please mark
     votes as in
     this example.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

A VOTE "FOR" PROPOSALS 1 AND 2 IS RECOMMENDED
BY THE BOARD OF DIRECTORS.

1.  The election of three directors.                         2.  Approval of amendment to Amended and Restated
      Nominees:                                              Articles of Incorporation increasing the number of
                                                             common shares to 50 million and of preferred shares to
      (01)  Dilip S. Shanghvi                                15 million.
      (02)  Jitendra N. Doshi
      (03)  Jay F. Joliat

    FOR THE NOMINEES         WITHHOLD FROM THE NOMINEES             FOR               AGAINST            ABSTAIN

        [ ]                              [ ]                        [ ]                 [ ]                 [ ]


[ ]      -----------------------------------------------
         For all nominees except as noted above

3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or continuation thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card: [ ]

Please be sure to sign and date this Proxy.

IMPORTANT: In signing this Proxy, please sign your name or names in the exact form appearing on this Proxy. If the shares are issued in the names of two or more persons, all such persons should sign the Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, limited liability company or other entity, please sign in full entity name by a duly authorized person.


Signature:                                Date:               Signature:                         Date:
          --------------------------------     ---------------          -------------------------     -------------
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